UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2020

GENIUS BRANDS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-37950	20-4118216
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

190 N. Canon Drive, 4th Fl. Beverly Hills, CA	90210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 273-4222

________________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GNUS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On June 12, 2020, Genius Brands International, Inc., a Nevada corporation (the “Company”), issued to Oak Productions, Inc. a warrant (the “Schwarzenegger Warrant”) to purchase 2,158,273 shares of the Company’s common stock at an exercise price equal to $1.39 per share (the “Exercise Price”). The Schwarzenegger Warrant will be a non-refundable recoupable advance on Mr. Schwarzenegger’s one-third (1/3) participation in the animated television series currently entitled “Stan Lee’s Superhero Kindergarten” (the “Show”). MSA Advisors, LLC (“MSA”) will also receive a warrant (the “MSA Warrant” and, together with the Schwarzenegger Warrant, the “Warrants”) to purchase 125,899 shares of the Company’s common stock at the Exercise Price as compensation for MSA’s role as an advisor to the Show.

The Warrants are exercisable upon the earlier of (i) May 25, 2021 and (ii) the first date that an episode of the Show is exhibited on television or is otherwise available for viewing through a streaming service or otherwise on the Internet, through May 25, 2030.

The foregoing summary of the Warrants does not purport to be complete and is subject to, and qualified in its entirety by, such document attached as Exhibit 4.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

The issuance of the Warrants was exempt from registration under Section 4(a)(2) of the Securities Act. The holders are sophisticated and represented in writing that they acquired the Warrants for their own accounts for investment purposes.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
4.1	Form of Warrant.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENIUS BRANDS INTERNATIONAL, INC.

Date: June 18, 2020	By:	/s/ Andy Heyward
	Name:	Andy Heyward
	Title:	Chief Executive Officer

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